Bank Premises and Equipment	12 Months Ended
Dec. 31, 2023
Bank Premises and Equipment [Abstract]
Bank Premises and Equipment
(5)	Bank Premises and Equipment

A summary of premises and equipment at December 31, 2023 and 2022 follows:

(dollars in thousands)
	2023	2022
Land	$2,444	$2,426
Buildings	36,347	36,260
Furniture, fixtures and equipment	62,901	60,320
Leasehold improvements	36,418	34,860
Total bank premises and equipment	138,110	133,866
Accumulated depreciation and amortization	(104,104)	(101,310)
Total	$34,007	$32,556

Depreciation and amortization expense was approximately $4.1 million, $4.1 million, and $4.2 million for the years 2023, 2022, and 2021, respectively. Occupancy expense of the Bank’s premises included rental expense of $8.2 million in 2023 and 2022 and $8.1 million in 2021.